                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-KA

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                          THE SECURITIES ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MARCH 17, 1998




                            REHABILICARE INC.
-------------------------------------------------------------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




     MINNESOTA                     0-9407               41-0985318
-------------------------------------------------------------------------------
    (STATE OR OTHER           (COMMISSION FILE        (I.R.S.EMPLOYER
    JURISDICTION OF               NUMBER)            IDENTIFICATION NO.)
     INCORPORATION)




     1811 OLD HIGHWAY EIGHT, NEW BRIGHTON, MN     55112-3493
-------------------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (612) 631-0590
-------------------------------------------------------------------------------



-------------------------------------------------------------------------------
            (FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT.)

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

     On March 17, 1998, Rehabilicare Inc. (the "Company") completed its acquisition of Staodyn, Inc. ("Staodyn") in accordance with the terms of an Agreement and Plan of Merger dated as of December 1, 1997. Pursuant to the terms of such Agreement, Hippocrates Acquisition, Inc., a wholly owned subsidiary of the Company ("Subsidiary"), was merged (the "Merger") with and into Staodyn, whereupon the separate existence of Subsidiary was terminated and Staodyn continued as the surviving corporation. In the Merger, Rehabilicare issued 5,521,111 shares of its common stock, constituting .829 shares of its common stock for each share of Staodyn outstanding immediately before the Merger and for which holders of Staodyn common stock did not assert dissenters rights, and paid cash in lieu of 599.23 fractional shares. Holders of a total of 500 shares of common stock of Staodyn asserted dissenters rights. As a result of the Merger Staodyn became a wholly owned subsidiary of Rehabilicare.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) FINANCIAL STATEMENTS OF STAODYN, INC.

     The following financial statements, which are included in Staodyn's Annual Report on Form 10-KSB for the year ended November 30, 1997, are hereby incorporated into this Form 8-K by reference:

          Consolidated Balance Sheets as of November 30, 1997 and November 30, 1996

          Consolidated Statements of Operations for the years ended November 30, 1997 and November 30, 1996

          Consolidated Statement of Changes in Stockholders' Equity for the years ended November 30, 1997 and November 30, 1996

          Statements of Cash Flows for the years ended November 30, 1997 and November 30, 1996

          Notes to Financial Statements

          Report of Independent Accountants of Price Waterhouse LLP

     (b) PRO FORMA FINANCIAL INFORMATION

     The following pro forma financial statements, which are included on pages F-26 through F-33 in Amendment No. 1 to Rehabilicare's Registration Statement on Form S-4 filed with the Commission on February 10, 1998 (File no. 333-44139) are hereby incorporated by reference:

     Unaudited Pro Forma Condensed Combined Balance Sheet at September 30, 1997

     Unaudited Pro Forma Condensed Combined Statement of Income for the:

     Three months ended September 30, 1997
     Three months ended September 30, 1996
     Year ended June 30, 1997
     Year ended June 30, 1996
     Year ended June 30, 1995

     Notes to Unaudited Pro Forma Condensed Combined Financial Information

     The following financial statements are attached immediately after the signature page to this Form 8-KA:

     Unaudited pro forma condensed combined balance sheet as of March 31, 1998 Unaudited pro forma combined statements of income for the three and nine month periods ending March 31, 1997 and March 31, 1998

     (c)  Exhibits


*Exhibit 2.1  Agreement and Plan of Merger, dated as of December 1, 1997 by and among Rehabilicare Inc. Hippocrates Acquisition, Inc. and Staodyn, Inc. (incorporated by reference to Exhibit A to the Proxy Statement/Prospectus that forms a part of Amendment No.1 to the Registration Statement on Form S-4 filed by the Company on February 10, 1998 (File no. 333-44139)).

*Exhibit 23.1 Consent of Price Waterhouse LLP
______________
*Previously filed



                                  SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              REHABILICARE INC.


                              By /s/ DAVID B. KAYSEN
                                --------------------
                                David B. Kaysen
                                Chief Executive Officer and
                                  President

Dated: May 16, 1998

                  MERGER OF REHABILICARE AND STAODYN
      UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
               FOR THE NINE MONTHS ENDED MARCH 31, 1998


                                                                               PRO FORMA       PRO FORMA
                                            REHABILICARE        STAODYN       ADJUSTMENTS      COMBINED
                                            ------------     -------------    ------------   --------------
Net sales and rental revenue               $   9,128,595     $  16,121,751    $              $   25,250,346
Cost of sales                                  2,473,349         6,220,942                        8,694,291
                                            ------------     -------------    ------------   --------------
Gross profit                                   6,655,246         9,900,809                       16,556,055


Operating expenses:
  Selling, general and administration      $   5,542,056     $   9,469,863                   $   15,011,919
  Research and development                       399,354           344,442                          743,796
  Merger expenses                                640,618         2,535,328                        3,175,996
                                            ------------     -------------    ------------   --------------
        Total operating expenses               6,582,028        12,349,683                       18,931,711


Income (loss) from operations                     73,218        (2,448,874)                      (2,375,656)


Other income (expense):
  Interest income (expense)                     (226,824)         (182,882)                        (409,706)
  Other income (expense)                          10,561            85,227                           95,788
                                            ------------     -------------    ------------   --------------

Income (loss) before taxes                      (143,045)       (2,546,529)                      (2,689,574)


Provision (benefit) for income taxes              ----          (1,595,169)                      (1,595,169)
                                            ------------     -------------    ------------   --------------
Net (loss) income                          $    (143,045)    $    (951,360)   $              $   (1,094,405)
                                            ------------     -------------    ------------   --------------
                                            ------------     -------------    ------------   --------------
Earnings per share data:
  Net (loss) income per share              $       (0.03)    $       (0.14)   $              $        (0.10)
                                            ------------     -------------    ------------   --------------
                                            ------------     -------------    ------------   --------------
  Weighted average common and
    common equivalent shares
    outstanding                                4,954,019         6,661,187                       10,405,939
                                            ------------     -------------    ------------   --------------
                                            ------------     -------------    ------------   --------------

See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                 MERGER OF REHABILICARE AND STAODYN
     UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
             FOR THE THREE MONTHS ENDED MARCH 31, 1998


                                                                              PRO FORMA       PRO FORMA
                                           REHABILICARE          STAODYN     ADJUSTMENTS      COMBINED
                                           ------------          -------     -----------      --------
Net sales and rental revenue              $   3,096,589     $   5,308,719                   $   8,405,308
Cost of sales                                   868,606         2,510,322                       3,378,928
                                          -------------     -------------    -----------    -------------
Gross profit                                  2,227,983         2,798,397                       5,026,380


Operating expenses:
    Selling, general and administration   $   1,966,261     $   3,066,835                   $   5,033,096
    Research and development                    152,050           111,054                         263,104
    Merger expenses                             640,618         2,535,378                       3,175,996
                                          -------------     -------------    -----------    -------------
        Total operating expenses              2,758,929         5,713,267                       8,472,196


Income (loss) from operations                  (530,946)       (2,914,870)                     (3,445,816)


Other income (expense):
    Interest income (expense)                  (131,114)          (46,260)                       (177,374)
    Other income (expense)                        3,463            30,885                          34,348
                                          -------------     -------------    -----------    -------------


Income (loss) before taxes                     (658,597)       (2,930,245)                     (3,588,842)


Provision (benefit) for income taxes           (174,000)       (1,595,169)                     (1,769,169)
                                          -------------     -------------    -----------    -------------

Net (loss) income                         $    (484,597)    $  (1,335,076)                  $  (1,819,673)
                                          -------------     -------------    -----------    -------------
                                          -------------     -------------    -----------    -------------


Earnings per share data:
    Net (loss) income per share           $       (0.10)    $       (0.20)                  $       (0.17)
                                          -------------     -------------    -----------    -------------
                                          -------------     -------------    -----------    -------------
    Weighted average common and
        common equivalent shares
        outstanding                           4,948,926         6,658,477                      10,406,258
                                          -------------     -------------    -----------    -------------
                                          -------------     -------------    -----------    -------------


        See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                                  MERGER OF REHABILICARE AND STAODYN
                      UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                               FOR THE NINE MONTHS ENDED MARCH 31, 1997



                                                                                      PRO FORMA       PRO FORMA
                                             REHABILICARE        STAODYN     ADJUSTMENTS      COMBINED
                                             ------------        -------     -----------      --------
Net sales and rental revenue               $   7,881,045     $  15,699,741                 $  23,580,786
Cost of sales                                  2,108,707         5,603,711                     7,712,418
                                           -------------     -------------   -----------   -------------
Gross profit                                   5,772,338        10,096,030                    15,868,368


Operating expenses:
  Selling, general and administration      $   4,556,125     $   9,448,536                 $  14,004,661
  Research and development                       394,405           343,817                       738,222
                                           -------------     -------------   -----------   -------------
        Total operating expenses               4,950,530         9,792,353                    14,742,883


Income from operations                           821,808           303,677                     1,125,485


Other income (expense):
  Interest income (expense)                     (195,917)         (118,002)                     (313,919)
  Other income (expense)                          40,680            77,349                       118,029
                                           -------------     -------------   -----------   -------------

Income before taxes                              666,571           263,024                       929,595


Provision for income taxes                       229,000            ----                         229,000
                                           -------------     -------------   -----------   -------------

Net income                                 $     437,571     $     263,024                 $     700,595
                                           -------------     -------------   -----------   -------------
                                           -------------     -------------   -----------   -------------
Earnings per share data:
  Net income per share                     $        0.09     $        0.04                 $        0.07
                                           -------------     -------------   -----------   -------------
                                           -------------     -------------   -----------   -------------
  Weighted average common and
    common equivalent shares
    outstanding                                4,871,485         6,644,587                    10,510,833
                                           -------------     -------------   -----------   -------------
                                           -------------     -------------   -----------   -------------

        See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                                MERGER OF REHABILICARE AND STAODYN
                  UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                             FOR THE THREE MONTHS ENDED MARCH 31, 1997



                                                                                  PRO FORMA              PRO FORMA
                                             REHABILICARE         STAODYN        ADJUSTMENTS             COMBINED
                                             ------------         -------        --------------      --------------
Net sales and rental revenue               $    2,783,290      $    5,278,192                        $    8,061,482
Cost of sales                                     765,766           1,847,156                             2,612,922
                                           --------------      --------------     -------------      --------------
Gross profit                                    2,017,524           3,431,036                             5,448,560


Operating expenses:
  Selling, general and administration      $    1,645,530      $    3,184,390                        $    4,829,920
  Research and development                        139,384             119,232                               258,616
                                           --------------      --------------     -------------      --------------
        Total operating expenses                1,784,914           3,303,622                             5,088,536


Income from operations                            232,610             127,414                               360,024


Other income (expense):
  Interest income (expense)                       (57,634)            (37,752)                              (95,386)
  Other income (expense)                           17,285              23,759                                41,044
                                           --------------      --------------     -------------      --------------


Income before taxes                               192,261             113,421                               305,682


Provision for income taxes                         63,000             ----                                   63,000
                                           --------------      --------------     -------------      --------------

Net income                                 $      129,261      $      113,421                        $      242,682
                                           --------------      --------------     -------------      --------------
                                           --------------      --------------     -------------      --------------


Earnings per share data:
  Net income per share                     $         0.03      $         0.02                        $         0.02
                                           --------------      --------------     -------------      --------------
                                           --------------      --------------     -------------      --------------
  Weighted average common and
    common equivalent shares
    outstanding                                 4,858,877           6,519,882                            10,498,225
                                           --------------      --------------     -------------      --------------
                                           --------------      --------------     -------------      --------------

        See Notes to Unaudited Pro Forma Condensed Combined Financial Statements

                            MERGER OF REHABILICARE AND STAODYN
       UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF MARCH 31, 1998

                                                                                            Pro Forma           Pro Forma
                                                       Rehabilicare          Staodyn       Adjustments          Combined
                                                       ------------          -------       -----------          --------
ASSETS
Current Assets:
  Cash and cash equivalents                           $      (69,040)    $    2,573,829                      $    2,504,789
  Receivables, net                                         6,400,876          5,692,457                          12,093,333
  Inventories                                              2,615,231          3,717,817                           6,333,048
  Deferred income tax benefit                                575,000          2,056,988                           2,631,988
  Prepaid expenses                                           112,291            122,454                             234,745
                                                      --------------     --------------    ------------      --------------
        Total current assets                               9,634,358         14,163,545                          23,797,903


Property and equipment, net                                2,217,864          1,131,027                           3,348,891
Intangible assets                                             26,779            613,200                             639,979
Long-term deferred taxes                                                        362,945                             362,945
Other assets                                                  28,125             11,140                              39,265
                                                      --------------     --------------    ------------      --------------
                                                      $   11,907,126     $   16,281,857                      $   28,188,983
                                                      --------------     --------------    ------------      --------------
                                                      --------------     --------------    ------------      --------------
LIABILITIES AND STOCKHOLDERS'
  EQUITY

Current liabilities:
  Note payable                                        $      470,000                                         $      470,000
  Current maturities of long-term debt                       293,332            101,027                             394,359
  Accounts payable                                           862,320            560,932                           1,423,252
  Accrued liabilities                                        741,160          1,733,203                           2,474,363
                                                      --------------     --------------    ------------      --------------
        Total current liabilities                          2,366,812          2,395,162                           4,761,974

Long-term debt                                             1,736,029          1,674,007                           3,410,036

Commitments and contingencies

Stockholders' equity:
  Common stock                                               488,548             67,352         484,759           1,040,659
  Additional paid-in capital                               5,604,181         15,571,963        (594,075)         20,582,069
  Less note receivable from
    officer/stockholder                                     (162,500)                                              (162,500)
  Retained earnings                                        1,874,056         (3,317,311)                         (1,443,255)
    Less treasury stock (at cost)                                              (109,316)        109,316             ----
                                                      --------------     --------------    ------------      --------------
    Total stockholders' equity                        $    7,804,265     $   12,212,688               0      $   20,016,973
                                                      --------------     --------------    ------------      --------------
                                                      $   11,907,126     $   16,281,857                      $   28,188,983
                                                      --------------     --------------    ------------      --------------
                                                      --------------     --------------    ------------      --------------

       See Notes to Unaudited Pro Forma Condensed Combined Financial Statements